October 15, 2014 Agios Pharmaceuticals 2014 Research & Development Day Exhibit 99.1

Today’s agenda
Time Topic Presenter
8:30 - 9:00 a.m. Registration & Breakfast
9:00 - 9:20 a.m. Welcome and Company Overview David Schenkein, M.D., CEO
Cancer Metabolism: IDH-Mutant Inhibitors
9:20 – 9:45 a.m. AG-221 and AG-120 Discovery & Research Scott Biller, Ph.D., CSO
9:45 – 10:05 a.m. Overview of AML and Other IDH-Mutant
Diseases
Eyal Attar, M.D.,
Medical Director
10:05 – 10:30 a.m. Clinical Development Strategy – Early Clinical
Evidence
Chris Bowden, M.D., CMO
10:30 - 10:45 a.m. Break (15 min)
Rare Genetic Disorders of Metabolism: Pyruvate Kinase-R (PKR)
10:45 – 11:15 a.m. AG-348, Discovery & Research Scott Biller, Ph.D.
11:15 – 11:35 a.m. PK Deficiency Disease and Clinical
Development
Sam Agresta, M.D., VP,
Head, Clinical Development
11:35 a.m. – 12:00 p.m. Closing Remarks & Q&A David Schenkein, M.D.
12:00 – 1:00 p.m. Lunch Agios’ Leadership Team

This “2014 Research & Development Day” presentation and various remarks we make during this presentation contain forward-looking statements of Agios Pharmaceuticals, Inc. within the meaning of The
Private Securities Litigation Reform Act of 1995, including statements regarding Agios’ expectations and beliefs about its business, plans and prospects. The words “believe”, “expect”, “could”, “should”, “will”,
“would”, “may”, ”plan”, “intend”, “anticipate” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
The forward-looking statements contained in this presentation and in remarks made during this presentation are subject to important risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs, including risks and uncertainties relating to: Agios’ ability to successfully commence and complete preclinical and clinical development of its product candidates; results of preclinical studies and clinical trials; Agios’ ability to maintain its collaboration with Celgene on acceptable terms; the content and timing of decisions made by regulatory authorities, investigational review boards and publication review bodies; unplanned cash requirements and expenditures; competitive factors; Agios’ ability to obtain, maintain and enforce intellectual property protection; Agios’ capital requirements and need for funding; and general economic and market conditions. These and other risks are described under the caption “Risk Factors” in Agios’ most recent Quarterly Report on Form 10-Q, which is on file with the SEC, and in other filings that Agios may make with the SEC in the future.
Any forward-looking statements contained in this presentation or in remarks made during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-
looking statements, whether as a result of new information, future events or, except as required by law.
Cautionary Note Regarding Forward-Looking
Statements

October 15, 2014 David Schenkein, M.D., Chief Executive Officer Building a Great Multi-Product Biopharmaceutical Company

5
VISION
Agios is passionately committed to
the fundamental transformation of
patients’ lives through scientific
leadership in the field of cancer
metabolism and rare genetic
disorders of metabolism
Driven By Clear Corporate Vision and Values

Building a Great Multi-Product Biopharmaceutical
Company
Created three first-in-class molecules
Proof of concept for AG-221
Data for AG-120 and AG-348 later this year
~110 employees, OSOP culture
Strong financial position
Celgene partnership
In just six years:

Guiding Principles
Follow the science and do what is right for patients
Maintain a culture of incisive decision-making driven by deep scientific interrogation, edge, and respectful irreverence
Foster collaborative and synergistic spirit that includes all employees regardless of function or level
Leverage deep strategic relationships with our academic and
commercial partners to improve the quality of our discovery and development efforts

Research
Leader in dysregulated
metabolism of cancer and RGDs
Novel, first-in-class medicines
Incentivize scientists to take smart
risks, challenge dogmas and strive
for answers
Responder identification
necessary to validate a target
Make molecules that have the
properties with potential to go all
the way
Development
Patient safety first
Precision medicine from 1
st
trial
Invest heavily in translational
medicine
Challenge and change the
standards of care
Partner with regulatory agencies
and advocacy groups early
Agios’ Approach to R&D
Decisions Based on Science and Impact on Patients

Novel First-in-Class Portfolio: Precision Medicine
Approach
Research Clinical Development
Primary Commercial
Rights
Development Programs
AG-221
(IDH2m inhibitor)
AG-120
(IDH1m inhibitor)
AG-348
(Pyruvate kinase (R) Activator)
Research Programs
Cancer Metabolism
Rare Genetic Disorders of
Metabolism
(Multiple Novel Targets)
(Multiple Monogenic Diseases)
US Rts              ex-US Rts
Phase 1
Studies
Hematologic Malignancies
Hematologic Malignancies
Solid Tumors
Phase 1
Studies
PK Deficiency
Phase 1
HV Studies

What You’ll Come Away With Today
More confidence that we are leading the disruptive field of dysregulated metabolism in cancer and in our novel approach to rare genetic diseases
Our commitment to remaining a research driven company with world class clinical development and eventually commercial capabilities
Our vision to build one of  the next great independent multi-product companies
Our passion to help patients and a better understanding of the underserved diseases where we are focused

Clinical Pipeline Progress: Building Momentum
Healthy volunteer data
at ASH 2014
Initiate Ph 2 in PK
deficiency patients by
early 2015
AG - 221
AG - 120 AG - 348
Remaining 2014 Potential Product Milestones
2014 Product Milestones Achieved
AG - 221
AG - 120
AG - 348
Ph 1 heme data at
EORTC/AACR
(Nov. 19)
Clear POC
Initiated expansion
cohorts
Fast Track & Orphan
Drug Designations in US
Completed SAD study;
Met primary endpoint in
SAD & MAD studies
Two Phase 1 trials (
IDH1m+ heme and
solid tumors) initiated
and enrolling well
Additional Phase 1
data at ASH 2014
On track to initiate
trial in IDH2m+
solid tumors

12 Today’s Speakers Eyal Attar, M.D. Medical Director Sam Agresta, M.D. VP, Head of Clinical Development Scott Biller, Ph.D. Chief Scientific Officer Chris Bowden, M.D. Chief Medical Officer

Agios Leadership Team Here Today
Duncan Higgons
Chief Operating Officer
John Evans
IDH Portfolio Executive, VP
BusinessDevelopment
Glenn Goddard
SVP, Finance
Michael Su, Ph.D.
SVP, Research & Development
Min Wang, Ph.D., J.D.
VP, Legal Affairs
Marion Dorsch, Ph.D.
VP, Biology

October 15, 2014 David Schenkein, M.D., Chief Executive Officer Building a Great Multi-Product Biopharmaceutical Company

Cancer Metabolism at Agios: The Discovery of Mutant IDH Inhibitors Scott Biller, Ph.D., Chief Scientific Officer

Today’s Key Points
Breakthrough work on IDH mutations - the 2-HG story:
- Discovered that IDH mutations cause a metabolic gain of function
- Determined IDH inhibitors reverse the block in normal cell differentiation caused by 2-HG
Developed first investigational medicines to treat IDH mutant cancers
Amazing team of scientists and cutting edge discovery engine

Leveraging Our Scientific Competencies: “The Engine”
Three first-in-class
investigational
medicines with
deep pipeline
Cancer Metabolism
100’s of novel targets
Genetic- or metabolic-biomarker defined patients
Rare Genetic Disorders of Metabolism
Agios Core
Capabilities
“Disruptive Science”
>600 genetic diseases
Orphan market opportunities
Significant unmet need

Core Capabilities in Dysregulated Metabolism
Unlocking dysregulated metabolism
- Expertise in metabolism adds a new dimension
to “systems biology” approach
- Unique technology platform allows deep
interrogation of metabolism
- High level of integration across expertise areas
Rapid translation to clinical proof of
concept
- Precision medicine: guided by genomic and
metabolic biomarkers
- Early POC in well-defined patient populations
to demonstrate clinical benefit:
Higher probability of success
Faster development track
Genetically-Defined
Patient Populations
Metabolic
Enzyme Drug
Discovery
Biochemistry
Metabolism
Genomics
Cell
Biology

Metabolic Flux
Analysis
Enabled by
13
C and
15
N
labeled
nutrients and
informatics
Static view
Flux
Biochemistry
How many metabolites
exist in a single point
at a given moment in
time?
How quickly are
metabolites moving
along enzymatic
pathways?
Which enzyme is the
“Achilles heel” for a
disease?
VS.
High Throughput
Mass Spec Analysis
Cell
Culture
In house
Vivarium
Patient Samples
Flux biochemistry enables Agios to make groundbreaking metabolic insights
Deep Understanding of Metabolic Pathways Drives
Development of Transformational Medicines

Metabolome: Untapped Opportunity For Novel
Therapeutic Targets
Combining the metabolome and
genome provide insight into
metabolic vulnerabilities
Mutations in metabolic genes or
metabolic regulators
Tumor specific isoforms
Deletions in metabolic regulators
Fusions of metabolic genes

Genetic
Screens
Metabolomic
Screens
Fold Change
(genotype A vs B)
Cancer
Genomics
Integrated Approach to Metabolic Target Discovery
Identify targets with “locked-in”
metabolic vulnerabilities in tumors

High Bar for Novel Targets
Cancer
dependency
demonstrated
in vivo
Precision Medicine
Requirements for oncology drug discovery programs
Patient selection
strategy in place
Robust chemical
starting points
High confidence in being
able to drug the target
We know which patients to
treat using genetic and
metabolic biomarkers
The tumor cares
… leading to higher probability of success

First-in-Class Cancer Metabolism Portfolio
Cancer Metabolism
Portfolio
Research Clinical Development
Development Programs
AG-221
(IDH2m inhibitor)
AG-120
(IDH1m inhibitor)
Research Programs
Cancer Metabolism
Multiple Novel
Targets
Multiple
Phase 1
Studies
Hematologic Malignancies
Hematologic Malignancies
Solid Tumors
Phase
1
Studies

Parsons et al, Science 2008
mutations in IDH2 also described (R172)
Subsequently, IDH1 (R132) and IDH2 (R172 and R140Q) mutations found across multiple tumor types.
Recurrent point mutations found at a single residue in one allele of IDH1 or IDH2
Always retains one WT allele and expresses WT protein
Isocitrate Dehydrogenase (IDH) 1/2 Mutations in Cancer
Cytoplasm
Mitochondria
: Recurrent IDH1 mutations (R132) identified in glioma. Low frequency

25 A Surprising Biochemical Observation: NADP+ NADPH + CO2 NADP + Isocitrate Time (sec) Source: Dang L et al. Nature 2009 IDH1 mIDH1 enzyme generates and then consumes NADPH

Agios Metabolism Platform Identifies 2-Hydroxyglutarate
at High Levels in IDH Mutant Cancer Cells
Unbiased metabolomic study compared IDH1 wt to IDH1 mutant expressing cells
Levels for 850 species were compared across samples
Only three species were found to be elevated in mutant cells… all converge on 2-HG
A
B
A
146.50
m/z
149.50
11.50
14.00
time
m/z 147.0299
(expected 147.0299, C5H7O5)
C
WT signal intensity
2-Hydroxyglutarate
(2-HG)
Metabolic mystery solved!
mIDH
NADPH

27 IDH Mutation as a Gain of Function in Cancer: Normal IDH isocitrate KG mIDH isocitrate KG Tumor suppressor loss-of-function Source: Dang L et al. Nature 2009 2-HG as an Oncometabolite

IDH Mutation as a Gain of Function in Cancer:
Normal
IDH
isocitrate
KG
mIDH
isocitrate
KG
Tumor suppressor
loss-of-function
Metabolic
Insight
Oncogene
isocitrate
KG
2-HG
mIDH
gain-of-function
IDH
Source: Dang L et al. Nature 2009
2-HG as an Oncometabolite

SPECIFIC MEASURABLE CAN BE IMAGED
Brain Tumor Samples
AML Blood Samples
Glu
GABA
2HG
MRI / MRS
*Linda Liau / UCLA
2-Hydroxyglutarate, an Excellent Biomarker:
A Surrogate for Treatment Effect & Clinical Benefit
*S. Gross/JEM
2HG

How does 2-HG drive tumors?
A Novel Mechanism
Differentiation
Proliferation
Apoptosis Resistance
Angiogenesis
Migration
Differentiation
Proliferation
Apoptosis Resistance
Angiogenesis
Migration
-KG Dependent
Dioxygenases
Histone demethylases
DNA demethylases
Prolyl hydroxylases
Collagen hydroxylases

Current Model: 2-HG Induces a Block of Differentiation
via Epigenetic Chromatin Remodeling
DNA and Histone
Demethylases
1. Hypermethylation
2. Modulation of gene
expression
Oncogene
isocitrate
KG
IDH
Leukemic
Blasts
Cells
Blocked
Differentiation
mt-IDH

2-HG
2-HG

Current Model: Mutant IDH Inhibitors Reverse the Block
in Differentiation
DNA and Histone
Demethylases
Active
Demethylation
Oncogene
isocitrate
2-HG
IDH
IDHm
Inhibitor
Differentiated
Myeloid
Cells
Release of
Blocked
Differentiation
mt-IDH

Potent and reversible inhibitor of
IDH2m (R140Q>172K)
- Cellular IC
50
= 12 nM (R140Q)
Selective against off-targets
Orally bioavailable, long half-life
Induces differentiation in IDH2m
primary human AML ex vivo
AG-221: A First-in-Class Inhibitor of Mutant IDH2
Differentiation of human IDH2m AML ex vivo
9 Day Treatment with AG-221
AG-221 and 2-HG Concentration Profiles
25 and 50 mg/kg single oral dose
Potently lowers 2-HG levels in
R140Q xenograft models
following a single oral dose
Source: K. Yen, ASH 2013

AG-221 Promotes Survival in Primary Human
Leukemia Model
Source: Wang, ASH 2013 poster: AG-221 offers a survival advantage in a primary human IDH2 mutant AML xenograft model
Relapsed AML with IDH2 R140Q/FLT3-ITD/DNMT3AR882H/NPM1c/CEBPa insertion

AG-221 Induces Differentiation in Primary Human
Leukemia Model
0
20
40
60
80
100
120
Naïve
mice
Ara-C
(2mpk)
Vehicle 5 mpk
AG-221
15 mpk
AG-221
45 mpk
AG-221
Bone Marrow Differential Counts
• 100% blast cells
• No granules
• Very little cytoplasm
• Nuclei have neoplastic lobation
• More mature cell forms
• Nuclear lateralization
• Eosinophilic cytoplasm
• Coarse chromatin
Mitotic Blast
Neutrophil
Source: Wang, ASH 2013 poster: AG-221 offers a survival advantage in a primary human IDH2 mutant AML xenograft model

36
Potent and reversible inhibitor of
all IDH1 mutants
- Cellular IC
50
= 8 – 20 nM
Selective against off-targets
Orally bioavailable, long half-life
Induces differentiation in IDH1m
primary human AML ex vivo
AG-120: A First-in-Class Inhibitor of Mutant IDH1
AG-120 and 2-HG Concentration Profiles
50 mg/kg single oral dose
Potently lowers 2-HG levels in
IDH1m+ xenograft models
following a single oral dose
Differentiation of human IDH1m AML ex
vivo 6 Day Treatment with AG-120
0
200000
400000
600000
800000
1000000
1200000
1.0
10.0
100.0
1000.0
10000.0
0.0 20.0 40.0 60.0
Time (hr)
AG-120-50 mpk (single dose) 2HG (single dose)
2HG baseline (vehicle)

37 Normal Hepatocyte Progenitor Differentiation Source: Adapted from N. Bardessy et al, Cell Cycle, in press Progenitor Bile Duct Hepatocyte Cholangiocyte Normal Differentiation HNF4

38
Block in Hepatocyte Progenitor Differentiation Leads
to Cholangiocarcinoma
Source: Adapted from N. Bardessy et al, Cell Cycle, in press
Progenitor
Cholangiocarcinoma Oval Cell
Expansion
IDH Mutant
Progenitor
Bile Duct
Hepatocyte
Cholangiocyte
Normal
Differentiation
HNF4
HNF4
2-HG
2-HG Blocks
Differentiation

39
IDH Mutations Drive Tumorigenesis in a Mouse Model
of Intrahepatic Cholangiocarcinoma
Source: Saha et al, Nature, July 2014
Induction of differentiation along the
hepatocyte lineage with Agios IDH1m
inhibitor AGI-5027
Repression of hepatocyte marker HNF-4
Induction of hepatocyte marker HNF-4

40
IDH1m Inhibitor Blocks Tumor Growth in a
Primary Human Glioma Model
Source: Rohle et al, Science, 2013
2-HG Levels
Tumor growth inhibition observed in subcutaneous neurosphere glioma model with IDH1m inhibitor AGI-5198
• Induction of apoptosis indicated via Ki67 staining
150   450
0.0
0.5
1.0
1.5
4.0
4.5
5.0
5.5
6.0
6.5
AGI-5198 [mg/kg]
VEHICLE
AGI-198
450 mg/kg/d
AGI-5198
150 mg/kg/d
Ki67 IHC
-

41
H3K9Me3 IHC
450 mpk
Vehicle
Source: Rohle et al, Science, 2013
H3K9Me3 Levels
Expression of Differentiation Markers
Mechanism in glioma model is
consistent with reversal of
hypermethylation and induction of
differentiation
IDH1m Inhibitor Reverses Epigenetic Changes and
Induces Differentiation
Vehicle
150 mpk
A GI-5198
450 mpk
AGI-5198

42
Summary
We have developed a platform approach to the disruptive field of cancer metabolism
Agios scientists discovered a novel gain of function with IDH mutations in cancer
Oncometabolite 2-HG is a tumor driver and an excellent biomarker
AG-221 (IDH2m inhibitor) and AG-120 (IDH1m inhibitor) potently inhibit
2-HG production in IDHm cells and preclinical models
IDH mutations induce a block in differentiation in both hematological and solid tumors
- The block in differentiation can be relieved by lowering 2-HG with an
IDHm inhibitor

October 15, 2014 Acute Myeloid Leukemia (AML) and Other IDH-Mutant Diseases Eyal C. Attar, M.D., Medical Director

Patients are Inspiring Source: Singh H and others and Attar E, Blood Cancer Journal, 2013. 2

3
Today’s Key Points
Acute Myeloid Leukemia (AML)
- Most common leukemia in adults
- Poor/limited prognosis
- Few treatment options, with no improvements in decades
- Molecular mutations are used in prognosis and treatment
IDH inhibitors have the potential to:
- Change the treatment paradigm
- Establish new foundations of care
IDH mutations exist in solid tumors and present
opportunities beyond AML

4 AML is a Devastating Blood Cancer Leukemia • RBCs decrease • Patient health declines

5
~18K New AML Cases in the U.S. Each Year and
Growing Due to Aging Population
Forecasted  U.S Incidence of AML Age-Specific U.S. Incidence of AML
Annual incidence of AML in the US is expected to increase by ~24% over the next 10 years (~ 2% CAGR)
18.9
19.2
19.6
20.0
20.4
20.8
21.2
21.7
22.1
22.5
23.0
0
5
10
15
20
25
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
2
1
0
1
1 1
1
1
1
2
2
3
5
7
10
15
20
23
23
0
5
10
15
20
25
Sources: Datamonitor 2014; American Cancer Society; Leukemia and Lymphoma Society

6
AML Incidence and Mortality Remain Unchanged for
>35 Years Due to Lack of Impactful Treatments
* Case rate mortality per year assumes incidence & mortality occurs in same year and does not take into account modest changes in incidence
Sources: American Cancer Society;  Leukemia & Lymphoma Society
AML U.S. Incidence and Mortality, 1975-2010
0
1
2
3
4
5
Incidence Mortality

7 AML Diagnosis Requires Bone Marrow and Blood Tests Morphology Cytogenetics Molecular

8
Molecular Mutations are Important in Prognosis and
Treatment
Prognosis
Age Cytogenetics
Molecular
mutations
Comorbidities
> 60 years old
(most patients)
< 60 years old
(better
prognosis)
• Diabetes
• Cardiovascular
disease
Three groups: NPM1
FLT3
CEBPA
IDH1 and IDH2
TET2
TP53
1. Good
2. Intermediate
3. Poor

9
Untreated AML
~18,860 pts
Does the
Patient Have
APML?
Age, Perf Status,
Comorbidities
~60-70% ~30-40%
NO
~89% (~17K pts)
~10-12K pts
Unfit for
Induction
Chemotherapy
~5-7K pts
Relapse
Sources: market research
Treatment Remains Unchanged With Limited Options
Differentiation
Therapy
Fit for
Induction
Chemotherapy
YES
~11%
(~2K
pts)

10
Case Study: Even Low Intensity Treatments Carry
Significant Burden and Result in Poor Outcomes
72-year-old male
Retired, enjoys spending time with his wife and being outdoors
Felt increasingly tired for 3 months and red “spots” on his lower legs for last 2 weeks
Referred to a hematologist, diagnosed with AML
Transfusion requirements
Patients’ health
10.5 months
Outpatient azacitidine X 6 cycles
10

11
Case Study: Intensive Treatments Carry Significant
Burden and Have Limited Success
•
62-year-old male
•
Admitted to local hospital with fever, cough, sputum production
•
Pneumonia and low blood counts
•
Hematologist diagnosed AML
•
After a week of antibiotics, leukemia therapy was initiated
Induction
chemotherapy
6 wk hospitalization
Hair loss
Mouth sores
Fevers
Transfusions
Consolidation
chemotherapy
Stem cell
transplant
4 wk hospitalization
Near-fatal central
line infection
Fevers
Transfusions
4 wk hospitalization
Fevers
Transfusions
Immunosuppressive
medications to prevent
GVHD
5 months

12
Case Study: Relapsed AML has Limited Treatment Options
with Poor Chance of Success
•
63-year-old male
•
1 year after completing induction, consolidation, transplant
-
Developed low blood counts
-
Recurrent AML diagnosed
6 week hospitalization
Hair loss
Mouth sores
Fevers
Transfusions
Stable disease for 2 months
Returned to clinic 2X/week for
transfusions
Hospitalized for fever
No remission
Progressive
leukemia
4 months
types of patients enrolled in AG-221 study
Re-induction
chemotherapy
Outpatient clinical trial

Goal: To Change the Treatment Paradigm for AML Chemotherapy Stem Cell Transplantation (select eligible patients) AML IDHm+ AML IDHm inhibitor Potential to establish a new foundation in AML care 13

14
IDH Represents a Novel Target for Precision Medicine
Found in
approximately 20%
of AML
Occur early in the
disease
Result in elevated
2-HG levels
Elevated 2-HG
modifies proteins
that turn genes on
and off
Mutations in IDH

15 AML with IDH Mutations Demonstrate Elevated 2-HG Source: Fathi AT, et al., Blood, 2012 AML IDH1/2 wild type IDH1/2 mutant

16
IDH Mutations Also Found in MDS, NHL and Range of
Solid Tumors
Indication % IDHm
Low grade glioma & 2
ary
GBM 68-74
Chondrosarcoma 40-52
Acute Myeloid Leukemia (AML) 6-10
MDS/MPN 3
Intrahepatic Cholangiocarcinoma 11-24
Ollier/Maffucci 80
Others* (colon, melanoma, lung, prostate) 1-3
Acute Myeloid Leukemia (AML) 9-13
MDS/MPN 3-6
Angio-immunoblastic NHL 30
Intrahepatic Cholangiocarcinoma 2-6
Giant Cell Tumor of the Bone 80
D2HG Aciduria 100
Others* (melanoma, glioma) 3-5
IDH1m
IDH2m
Based on literature analysis.  Estimates will continue to evolve with additional future data.
** Includes “basket” of emerging unconfirmed indications.

Tumors with IDH Mutations Demonstrate Elevated 2-HG
Cholangiocarcinoma
Source: Borger D R et al. Clin Cancer Res 2014;20:1884-1890;
Glioma
Source: Choi C et al. Nature Medicine 1012; 18, 624–629
Tumor
Control
17

IDH Mutations Observed in Hematologic Malignancies
AML MDS Non-Hodgkin
Lymphoma
Bone marrow Bone marrow AITL
Incidence
(cases/year US)
18K 15K 1.4K
Prevalence (US) 25K >60K 3K
IDH1m frequency 6-10% 3% ND
IDH2m frequency 9-13% 3-6% 30%
Treatment Options Chemotherapy
Stem cell transplant
Chemotherapy
Stem cell transplant
Chemotherapy, XRT
Stem cell transplant
5-year overall
survival
20-25% ~30% ~36%
Multiple sources, including market research and SEER. Estimates will continue to evolve with additional future data
18

IDH Mutations Observed in Solid Tumors With Limited
Treatment Options
Multiple sources, including market research and SEER. Estimates will continue to evolve with additional future data
*excludes primary GBM
Gliomas Cholangiocarcinoma Chondrosarcoma
Low grade and
2ary
GBM Bile ducts Cartilage
Incidence
(cases/year US)
5K 2K – 4K 700-1000
Prevalence (US) 24K 5K --
IDH1m frequency 68-74% 11-24% 40-52%
IDH2m frequency 3-5% 2-6% 6-11%
Treatment Options
Surgery, XRT
Chemotherapy
Surgery, Chemotherapy
Liver transplantation
Surgery, XRT
Chemotherapy
5-year overall
survival
~32– 68%* ~9% ~10-90%
19

Points to Remember
AML
- poor prognosis and high morbidity
- no new treatments for > 35 years
- 5-year survival rates*
• ~38% adults < 65 years
• ~5% adults >= 65 years
IDH mutations:
- found in approximately 20% of adults with AML
- result in elevated 2-HG
IDH mutations are also found in MDS, NHL, and solid tumors
There is a tremendous need for a safe and effective targeted molecular medicine for these patients
*Source: SEER data
20

IDH-Mutant Inhibitors Clinical Development Strategy – Early Clinical Evidence October 15, 2014 Chris Bowden, M.D., Chief Medical Officer

22
Today’s Key Points
Focus on genetically defined patient populations
Precision medicine approach may provide higher probability and shorter development timelines
Early AG-221 Phase 1 results support potential rapid development
Advancing AG-221 and AG-120 in a broad range of tumor types

Indication % IDHm
Low grade glioma & 2
ary
GBM 68-74
Chondrosarcoma 40-52
Acute Myeloid Leukemia (AML) 6-10
MDS/MPN 3
Intrahepatic Cholangiocarcinoma 11-24
Ollier/Maffucci 80
Others* (colon, melanoma, lung, prostate) 1-3
Acute Myeloid Leukemia (AML) 9-13
MDS/MPN 3-6
Angio-immunoblastic NHL 30
Intrahepatic Cholangiocarcinoma 2-6
Giant Cell Tumor of the Bone 80
D2HG Aciduria 100
Others* (melanoma, glioma) 3-5
IDH1m
IDH2m
IDH1m and IDH2m: Distinct Genetically Defined
Populations
23
Based on literature analysis.  Estimates will continue to evolve with additional future data.
** Includes “basket” of emerging unconfirmed indications.

Phase I Trials for AG-221 and AG-120
Leading the Clinical Development of IDH Inhibitors
AG-221
AML + Heme
malignancies
Solid Tumors
2014
March
2013
September
2014
October
Study start
AG-120
AG-221 (planned 4Q)
AG-120
AG-221 expansion
24

IDH Inhibitors: AML Clinical Development Paradigms
Diagnostically Defined Population Demonstrate Clinical Benefit
Acute Myeloid Leukemia (AML)
IDH1m+
AML
IDHm+
AML
IDH2m+
AML
Precision
Magnitude
Efficacy
Decrease disease
morbidity
Safety and
convenience
25

26
AG-221: Phase 1 Data Presented at European
Hematology Association (EHA),  June 14, 2014
AN UPDATE OF THE CLINICAL SAFETY AND
ACTIVITY IN A PHASE I TRIAL OF AG-221, A
FIRST IN CLASS, POTENT INHIBITOR OF THE
IDH2-MUTANT PROTEIN, IN PATIENTS WITH
IDH2 MUTANT POSITIVE ADVANCED
HEMATOLOGIC MALIGNANCIES
Eytan M. Stein
1
, Martin S. Tallman
1
, Daniel A. Pollyea
2
, Ian W. Flinn
3
, Amir T. Fathi
4
,
Richard M. Stone
5
, Ross L. Levine
1
, Samuel Agresta
6
, Hua Yang
6
, Bin Fan
6
, Kate Yen
6
,
Stéphane de Botton
7
1
Leukemia Service, Department of Medicine, Memorial Sloan-Kettering Cancer Center,
Weill Cornell Medical College, New York, New York;
2
University of Colorado Cancer Center,
Aurora, CO;
3
Sarah Cannon Research Institute, Nashville, TN;
4
Massachusetts General
Hospital Cancer Center, Harvard Medical School, Boston, MA;
5
Dana-Farber Cancer Institute,
Boston, MA;
6
Agios Pharmaceuticals, Cambridge, MA;
7
Institut Gustave Roussy, Villejuif,
France

27
CR = Complete Response
CRp = Complete Response, Incomplete Platelet Recovery
CRi  = Complete Response, Incomplete Hematologic Recovery
PR = Partial Response (>50% Decrease in Bone Marrow Blasts)
30 mg BID
N=7
50 mg BID
N=7
75 mg
BID
N=6
100 mg
QD
N=5
100 mg
BID
N=5
150 mg
QD
N=5
Total
N=35
CR 2 3 - 1 - - 6
CRp 1 - - - 1 - 2
CRi - 1 - - - - 1
PR 1 1 1 - 1 1
a
5
SD - 1 2 1 - 1 5
PD - 1 1 3 1 - 6
b
ORR 4/4 5/7 1/4 1/5 2/3 1/2 14/25
NE 3 - 2 - 2 3
d
10
a
PR at C1D15
b
3 Subjects with Clinical PD/Clinical Deterioration (No Day 28 Marrow Assessment).
c
Subjects did not have a Day 28 Marrow Assessment (Off Study).
d
Subjects on study (<28 days at data cut).
SD = Stable Disease
PD = Progressive Disease
NE = Not Evaluable
ORR = CR + CRp + CRi + PR
AG-221 Phase 1 Early Data: Efficacy and Response
Measured by IWG Criteria per Investigator
Data Presented at European Hematology Association (EHA) on June 14, 2014
Note: Based on unaudited data from live clinical database
c c
c

28
C2 C3 C4 C5 C6 C7
Bone Fracture,
Death Unrelated
Neutrophil counts
increase by
C1D15. Counts
are in normal
range by C2D15
in  responders.
AG-221 Phase 1 Early Data: Summary of Objective
Responses (as of May 23, 2014 data cut )
Data Presented at European Hematology Association (EHA) on June 14, 2014
C1
30 MG
BID
50 MG
BID
75 MG
BID
100 MG
QD
100 MG
BID
150 MG
QD
Transplant
CR
CRp
CR
PR
PR
CRp
PR
CR
PR
CR*
CR
PR
CRi
CR**
On Study
Off Study
Response
Bone Marrow
*Bone marrow blasts 7% at C51. Dose escalated to 75 mg BID on study in CR, **Bone marrow blast increase to 11% at C3D1. Dose escalated to 75 mg BID. On study
  Note: Based on unaudited data from live clinical database

AG-221: Evidence of Cell Differentiation Leading to Potential Paradigm Shift in Treatment Data Presented at European Hematology Association (EHA) on 6/14/2014 29

AG-221: Cellular Differentiation Leads to a CR
Data Presented at AACR, April 2014
C1D15 bone marrow demonstrates unique differentiation effect of AG-221 therapy
CR=complete response; C1D15=Cycle 1, Day 15; C3D1=Cycle 3, Day 1; C4D1=Cycle 4, Day 1.
30
Stein EM et al. (2014) Clinical safety and activity in a Phase I trial of AG-221, a first in class, potent inhibitor of the IDH2-mutant protein, in patients with IDH2 mutant positive advanced hematologic malignancies.

Total Subjects* (N=18) n (%)
MedDRA Preferred Term: Grade 1 or 2 Grade 3 All Events
Nausea 4 (22.2) 0 4 (22.2)
Pyrexia 4 (22.2) 0 4 (22.2)
Thrombocytopenia 1 (5.6) 3 (16.7) 4 (22.2)
Anemia 2 (11.1) 1 (5.6) 3 (16.7)
Dizziness 3 (16.7) 0 3 (16.7)
Febrile neutropenia 0 3 (16.7) 3 (16.7)
Peripheral edema 3 (16.7) 0 3 (16.7)
Sepsis 0 3 3 (16.7)
Cough 2 (11.1) 0 2 (11.1)
Diarrhea 1 (5.6) 1 (5.6) 2 (11.1)
Fatigue 1 (5.6) 1 (5.6) 2 (11.1)
Leukocytosis 0 2 (11.1) 2 (11.1)
Neutropenia 1 (5.6) 1 (5.6) 2 (11.1)
Petechia 2 (11.1) 0 2 (11.1)
Rash 1 (5.6) 1 (5.6) 2 (11.1)
*Based
on number of subjects with AE data reported in database as of 25 April 2014
AG-221 Phase 1 Early Data: Most Common Side Effects
Data Presented at European Hematology Association (EHA) on June 14, 2014
31
Total Subjects* (N=18) n (%)

32 Phase 1 ASH 2014 Initiated October 2014 AG-221 Phase I Trial in AML & Other Heme Malignancies Expansion Cohorts Advanced Heme Malignancies Ongoing Dose Escalation

Phase 1
Ongoing Dose
Escalation
Initiated
October
2014
Safety-dose limiting toxicity, dose modifications,
chronic toxicity
Pharmacokinetics-exposure, half-life, variability
Pharmacodynamics-2-HG reduction
Clinical activity: remissions and durability
Dose Selection Criteria
Dose Selected for Start of Expansion Cohorts: Multiple
Factors Considered
100 mg
Single Daily Dose
IDH2m+ AML and Heme malignancies
Dose Selected
ASH 2014
Expansion
Cohorts
Advanced Heme
Malignancies

AG-221: Phase I Expansion Cohorts:
Homogenous patient populations
Phase 1
Ongoing Dose
Escalation
Initiated
October
2014
AG-221: Four Expansion Cohorts
Cohort 2
R/R AML <60 yrs
n=25
Cohort 4
Basket Heme
n=25
Cohort 3
AML –decline SOC
chemotherapy
n=25
Cohort 1
R/R AML 60 yrs
(transplant ineligible)
n=25
Dose Selected
ASH 2014
Advanced Heme
Malignancies
Expansion
Cohorts

BREADTH
Phase 1
Initiated
October
2014
AG-221 Clinical Development Considerations
Relapsed/Refractory AML
Front-Line | Unfit Patients
Maintenance (Post BM Transplant)
Front-Line | Fit Patients
SPEED
ASH 2014
Additional heme malignancies (e.g. MDS)
Potential Future Directions in Collaboration with Celgene
Options informed by:
Advanced Heme
Malignancies
Ongoing Dose
Escalation
Expansion
Cohorts
• Clinical data
• Regulatory input

36
Accelerated Pathway:
- Response rates
- Duration of response
- Reduction in transfusions
& Infections
Standard Pathway:
Potential Endpoints for Regulatory Approval in Heme
and Solid Tumor Cancers with an IDH Mutation
U.S. Regulatory Approval
Global Regulatory Approval
Potential Regulatory Pathways
Primary endpoint
Secondary endpoints
Overall survival
Relapse free survival
Improvement in disease
related symptoms

37
Untreated AML - (no APML)
~
17K pts
Fit for Induction
Chemotherapy
Unfit for Induction
Chemotherapy
Age/
Comorbidities
~10%
Age 80+; poor
status; severe
comorbidities
Consolidation HSCT
~40%
Success
Age/MRD/
Cytogenetics
Refractory
High
Low or
Intermediate
Induction and
Consolidation
Relapsed Patients
Yes
No
Front-Line
Refractory
Patients
Clinical Setting Landscape
1 Line Treatment
~60%
Source: Market research
Willingness to
receive tx
Supportive
care
“Gentle”
regimen
Clinical
Trial
~60-70%
~30-40%
st

38
AG-120: Potent & Selective Inhibitor of IDH1 Mutations
• Current Status: Two Phase 1 studies initiated in March 2014
• What’s new: Early data from Phase 1 Heme at EORTC/AACR in November
Multiple expansion cohorts
IHCC, chondrosarcoma,
glioma, others
Phase 1 Trials
Advanced hematologic
malignancies
Study Designs
“3 + 3” design
All patients IDH1m+
Assess safety, PK
Assess 2HG levels,
Advanced Solid Tumors
Current Status
•
AML
MDS
MPD
Potential Future Directions in Collaboration with Celgene
Expansion Studies
Full Development
Potential for rapid entry
into definitive efficacy
trials in IDH1m+ patients
Hematology:
“Speed”
and “Breadth” options in
AML/MDS, similar to AG-
221 program
Rare IDH disorders
Solid tumors: fast path
opportunities
•
•
Multiple expansion cohorts
differentiation, efficacy

39
IDH Inhibitors as Potential Foundation of Therapy for
IDH Mutant Cancers
Early Development
- IDH mutation positive patients only
- Partner with research for strong correlative science
Speed
- Data driven expansion cohorts
- High unmet medical need populations
Breadth
- In-depth understanding of entire IDHm+ population indication
- Randomized trials targeting global registration and reimbursement
Keys to Success in Clinical Development

IDH-Mutant Inhibitors Clinical Development Strategy – Early Clinical Evidence October 15, 2014 Chris Bowden, M.D., Chief Medical Officer

Rare Genetic Disorders of Metabolism: Pyruvate Kinase Deficiency and PKR Activator, AG-348 Scott Biller, Ph.D., Chief Scientific Officer October 15, 2014

2
Today’s Key Points
By leveraging our scientific excellence in cellular metabolism, we have defined a transformative approach to small molecule therapies for rare genetic disorders
AG-348, our first RGD therapy:
- is an allosteric activator of pyruvate kinase
- corrects the metabolic dysregulation in PK deficiency patient blood ex vivo
A suite of biomarkers have been implemented in our healthy volunteer trials and will be included in patient trials
This is very cool science!

3
Rare Genetic Disorders of Metabolism
Archibald Garrod
>1900’s >1980’s-00’s
Novel Agios approach to rare genetic disorders of metabolism:
Identify optimal intervention points in dysregulated metabolic pathways
Correct metabolic defect using small molecules
- Potential to correct brain phenotypes
>2010’s
Enzyme Replacement Therapies
(mostly Lysosomal Storage
Disorders)
600 RGDs described
featuring inherited
mutation in single
metabolic enzyme
Unaddressed rare disorders
of metabolism
Significant unmet need

4
Scientific Approach to Rare Genetic Disorders of
Metabolism
Severe clinical presentation
Potential to be transformative
High unmet need
Amenable to
SM approach
Agios rare genetic disorders of
metabolism portfolio
Detailed
Mutational &
structural
analysis
Biology/clinica
l feasibility
Monogenic
Diseases
(RGD-M)
Multiple genes
causing disease
= Gene
= Disease condition
Gene
causing
multiple
diseases
Agios analysis of databases of genetic disorders:
>600 Rare Genetic Disorders of Metabolism
Systematic Disease Selection
Frequency

5 Agios Approach to Correct Metabolic Pathway Defects Metabolite A pool Enzyme 1 Metabolite B pool Metabolite C pool Enzyme 2* (mutant)

6
Alternative Pathway
Pathway modulation:
Reduce toxic metabolites or bypass
metabolic defect by targeting
upstream/adjacent pathway
Allosteric modulation:
Restore metabolic flow by directly
modulating biochemical activity or
stabilizing the protein
Metabolite B pool Metabolite C pool
Metabolite A pool
Agios Approach to Correct Metabolic Pathway Defects
Enzyme 1
Enzyme 2*
(restored)

7
Pyruvate Kinase (PK) Deficiency:
Rare Hematological Genetic Disorder
Caused by >160 hypomorphic mutations in PKR
Autosomal recessive disorder characterized by chronic hemolytic anemia
Poor prognosis
- Presents in infancy or childhood with severe hemolytic anemia and jaundice
- No disease-altering therapies
- Transfusions and splenectomy common to manage symptoms
- Lifelong risks from chronic hemolysis and iron overload
Blood smear in PK
Deficiency
Disease Characteristics
Agios’ Therapeutic Approach
PKR enzyme catalyzes the final step in glycolysis in red blood cells
In PK Deficiency, low PKR activity leads to low ATP levels and high rate of hemolysis in red blood cells
Agios has developed AG-348, a small molecule activator that restores activity of mutant
PKR

8
Glycolysis
Glycolysis
Glycolysis
Glycolysis
ATP
ATP
ATP
ATP
PKR
PKR
mPKR
mPKR
PKR mutations lead to low pyruvate kinase activity and ATP levels
Low ATP levels result in decreased red cell life span, hemolysis and anemia
Red Blood Cells are Highly Dependent on Glycolysis
for ATP Generation
Normal Red Cell PK Deficient Red Cell

9
Glycolysis
Glycolysis
Glycolysis
Glycolysis
ATP
ATP
mPKR + AG 348
mPKR + AG 348
AG-348 Restores PKR Activity and Corrects the
Metabolic Deficiency
PK Deficient Red Cell
PK Deficient Red Cell + AG-348
mPKR
mPKR
ATP
ATP

10
AG-348
Active Site
PKR Enzyme: Active Tetramer Indicating Mutations and AG-348 Binding Site
AG-348 binds at the PKR dimer-dimer
interface, distal to common mutations
associated with PK deficiency
AG-348 is Designed to Activate a Wide Variety of
Mutant PKR Enzymes

11
Enzyme thermal stability of the most
common unstable mutant R510Q
AG-348 activates PKR WT and nearly
all PKR mutant enzymes tested
AG-348 increases the thermal stability
of unstable mutant enzymes
AG-348 activates 10 of 11 common
mutants, as well as WT PKR
AG-348 Increases Catalytic Efficiency and Improves
Stability of Mutant Enzymes
Source: Kung, ASH poster 2013

12 Two Mechanisms for AG-348 Action Increased catalytic efficiency ATP Glycolysis Glycolysis ATP

13 Degradation Glycolysis Two Mechanisms for AG-348 Action Increased protein stability ATP

14
PK Deficient Red Cells Have Metabolic Defects That
Result in Chronic Hemolysis
Glucose
1,3-DPG
3-PG
PEP
Pyruvate
PKR
2,3-DPG
`
ATP
Glucose
1,3-DPG
3-PG
PEP
Pyruvate
mPKR
`
ATP
WT PKR
Mutant PKR
WT PKD
2,3-DPG
ATP
2,3-DPG
Source: Kung, ASH poster 2013
2,3-DPG levels are elevated
and ATP levels reduced in
PK deficient red cells

15
AG-348 Restores Metabolite Levels in PK Deficient
Patient Blood to That of Normal Red Cells
Patient A
(R510Q/G511R)
Glucose
1,3-DPG
3-PG
PEP
Pyruvate
PKR
2,3-DPG
`
ATP
AG-348
Patient B
(R486W/D390N)
Patient C
(A495V/E241stop)
2,3-DPG
ATP
PKR
Activity
DMSO
AG-348 (2 uM)
Source: Kung, ASH poster 2013

16
AG-348 Activates WT PKR and Effects Metabolite
Biomarkers in Preclinical Models
WT Mouse single dose WT Mouse 13 doses (BID)
Dose-dependent increase in ATP levels and decrease in 2,3-DPG levels seen in mice dosed BID with AG-348
- Single dose results in 2,3-DPG response but minimal ATP response
- Multiple doses lower 2,3-DPG and raise ATP levels
Source: Agios internal research

17
AG-348 Increases Glycolytic Flux in Preclinical Models
1.8-fold increase in glycolytic flux
upon AG-348 treatment in wt mice
time (min)
DMSO      AG-348
13C
3
labeled
Unlabeled
+AG-348
13C
3
labeled
Unlabeled
Vehicle
Source: Agios internal research

18
Robust Suite of Metabolic Biomarkers in Place for
Healthy Volunteer and Patient Trials
Glucose
FBP
1,3-DPG
3-PG
PEP
Pyruvate
PKR
2,3-DPG
`
ATP
AG-348
Ex Vivo PKR
Activity Assay
ATP & 2,3-DPG
levels
Pharmacodynamic
Biomarkers
Glycolytic Flux
Source: Kung, ASH poster 2013

19
Summary
AG-348 Profile
Potent activator of PKR mutant and wild-type enzymes
Excellent pharmaceutical properties, oral dosing
Functions by increasing catalytic efficiency and stabilizing unstable mutant proteins
Corrects the metabolic phenotype in blood from multiple PK deficient patients
Biomarkers incorporated into the healthy volunteer studies to evaluate WT
PKR activation and metabolic response

Rare Genetic Disorders of Metabolism: Pyruvate Kinase Deficiency and PKR Activator, AG-348 Scott Biller, Ph.D., Chief Scientific Officer October 15, 2014

Sam Agresta, MD, MPH & TM VP, Head of Clinical Development Pyruvate Kinase-R (PKR) Program Disease Background & Clinical Development Strategy October 15, 2014

22
Today’s Key Takeaways
PK deficiency is a serious disease with life-
long hemolytic anemia
Current therapy is supportive and does not
address underlying disease
AG-348 targets mutated enzyme which
drives pathogenesis
Natural history and clinical evaluation of
AG-348 is underway
University of Milan Stanford

23
Source: Zanella. Blood Rev. 2007; 21(4):217;, Blood and Bone Marrow Pathology; Wintrobe’s Clinical Hematology; Physician Interviews; Market Research.
Pyruvate Kinase (PK) Deficiency
A Destructive Red Blood Cell Disease
Disease Pathophysiology
Description
• Rare genetic disease often
presenting at birth
Etiology
• Caused by mutations in PK-LR
gene coding for Erythrocyte
Pyruvate Kinase
Clinical
Presentation
• Lifelong hemolytic anemia and
associated morbidities
Diagnosis
• PKR enzyme activity and
genetic testing
Disease Overview
PK deficiency
Normal
Red Blood Cell
Blood Smear

24 Disease Progression from Infants to Adults Splenectomy Jaundice Iron Overload Pyruvate kinase deficiency is the most common enzyme abnormality of the glycolytic pathway

25
Source: Physician Interviews; Zanella. Blood Rev. 2007; 21(4):217; Market Research
Hb: Hemoglobin.
Majority of Patients Have Moderate to Severe Disease
Adult and Pediatric Diagnosed PK Deficiency Population
Mild
(20 – 30%)
Moderate
(20 – 30%)
Severe
(40 – 50%)
Description
• Transfusion typically
required during
stressors: pregnancy
or infection
• Patients are often
diagnosed in 30s and
40s after suffering
from aplastic crisis
• Severity and symptoms
range
• Diagnosed at all ages
• Seek treatment and
diagnosis when
intolerant of low Hb
Annual
Transfusions
> 12     0      2
<1Transfusions Per Year
4 6      8 10   > 12    0     2
1 – 4 Transfusions Per Year
4 6    8     10    > 12  0     2
>4 Transfusions Per Year
4 6     8     10
• Present at an early age
and diagnosed in
childhood
• Require aggressive
blood transfusion
management
• Disease severity may
attenuate

26
Sources: Wintrobe’s Clinical Hematology; Physician Interviews; Market Research
PK Deficiency Diagnosis Currently Requires Many
Steps to Confirm
Step Key Details
• Initial symptoms of anemia may include pallor, fatigue, weakness, or reduced exercise tolerance
• Complete blood count confirms anemia
• Blood smear is often performed concurrently to evaluate cell morphology
• Reticulocyte count demonstrates reticulocytosis which is indicative of hemolytic anemia
• An enzyme assay for the activity of PKR or a genetic test can confirm disorder
• Tests may also be performed to differentiate against other forms of hemolytic anemia
Presentation and
Symptom Evaluation
Evaluation for
Anemia
Evaluation for Hemolytic
Anemia
Evaluation for PK
Deficiency

27
Description
Distribution of Patient Age at Time of Diagnosis
• Seek diagnosis due to
inability to function with
current level of anemia
• Diagnosis occurs when
growth and activity are
closely monitored
• Most common in severe
patients or those with
siblings who are also
afflicted
Age Group
Source: Market Research
Majority of Patients are Diagnosed due to Symptoms
Pediatric
~50%
Adult
~40%
~10%
Neonatal
Pediatric
1 Month – 18
years
Adult
> 18 years
Neonatal
< 1 Month

28
Availability of a therapy may increase awareness and willingness to diagnose patients
Estimated PK Deficiency Patient Population
(U.S. and EU5)
Estimate
Source: Physician Interviews; Zanella. Blood Rev. 2007; 21(4):217; Market Research
Estimates based on
genetic modeling
Severe
(40 – 50%)
Similar to Other Rare Genetic Diseases, PK Deficiency is Largely Undiagnosed
Diagnosed Patients
(~2.4 K)
Total U.S. and EU5 Population
(~32 K)
Mild
(20 – 30%)
Moderate
(20 – 30%)
5 – 10%
diagnosed with PK deficiency

29
PK Deficiency is an Inherited Disease
Autosomal recessive inheritance
- More than 160 different causative
mutations have been identified
Most affected individuals are compound
heterozygous for two different mutant
alleles
Acquired PK deficiency rarely occurs as
a result of acute leukemia, pre-leukemia
Chemotherapy may cause a more
common and milder form of PK
deficiency
Source: Etiemble et al, 1980

30
Clinical Presentation and Morbidity
PK deficiency results in severe and systemic disease throughout life
Source: Segel et al, 2011
Death in utero from hydrops fetalis
Transfusion-requiring anemia (Can be life threatening)
Pallor, icterus, and splenomegaly
Hepatosplenomegaly
Pigmented (bilirubin) gallstones
Transient aplastic anemia caused by infection
Folic acid deficiency secondary to increased
requirements
Clinically significant iron overload
Growth delay, frontal bossing, skin ulcers
Chronic Hemolysis
•
•
•
•
•
•
•
•
•

31
Source: Zanella et al, 2005
Anemia
Jaundice
Splenomegaly
90%
70%
81%
Splenectomy
30%
Neonatal Jaundice
59%
Exchange Transfusion
45%
Median number of Transfusions 15 (1 100)
65% exchange transfusion newborns require multiple transfusions and/or a splenectomy
30% patients are transfusion-dependent in childhood or until splenectomy
Gallstones
Cholecystectomy
30%
25%
Transfusions
64%
Clinical Data in 61 Patients with PK Deficiency
Median Age at Diagnosis 16 yrs  (1 day- 65 yrs)

32 Transfusion Requirements in an Infant with PK Deficiency Source: Smiers et al, 2007

33 Splenectomy Offers Minimal Disease Impact Spleen intact Spleen removed Source: Zanella et al. 2005 Normal level •

34 Extra-Medullary Hematopoiesis Abnormal bone marrow production Source: Pratt et al. 2005 60 year old woman with PK Deficiency with spinal cord compression

35 Iron Overload Impacts Mortality Iron Deposition in the Liver Liver Pathology Clinical Symptoms Source: Morton et al. 2011 Normal Portal and Central Veins No Signs of Fibrosis

AG-348: Clinical Development
Current: Supportive only Future: Targeting enzyme defect
Bone
Marrow
Transplant
Transfusion
Iron
chelation and
Phototherapy
Lifelong
Antibiotics
Chole-
cystectomy
Folic acid
Splenectom
y
AG-348

Agios Approach to PK Deficiency
Clinical Trials
• Healthy Volunteer Studies
• Phase 2 Trial in Patients
Biology & Chemistry
• PKR Protein Interactions and
Biologic Effect
• Pharmacodynamic Correlates
Disease Understanding
• Natural History Study
• Translational Research with
Disease Experts

PK Deficiency Natural History Study Designed to
Inform Registration Path
Study will capture retrospective and prospective clinical data, annual quality of life measures, and genetic diagnostic information
Understanding the Disease & Identifying Patients and Treatment Centers
Study Design
Longitudinal cohort with retrospective, baseline, and annual collection of data from routine care visits for
PK deficiency and its complications
Participants will be followed for at least 2 years
Population:
Participants of any age with PK deficiency
Approximately 100 participants
Objectives:
Increase understanding of range of symptoms and complications of PK deficiency
Transfusion burden in splenectomized and non-splenectomized PK deficiency
Association of patient reported outcome measures with clinical parameters
Incidence and timing of splenectomy
Prevalence and treatment of iron overload
Prevalence of co-morbidities
Determine pregnancy outcomes
Description of Genotypic/Phenotypic variation

Natural History Study has Identified Global Treatment
Centers
-Does not include 3 sites open in Canada
As of September 2014:
23 sites open
>50 patients enrolled
12 additional global sites identified

AG-348: Clinical Development Status
Status Today
Single ascending dose study in healthy volunteers
Dosing completed; met primary endpoint
Multiple ascending dose study in healthy volunteers ongoing
Met primary endpoint
Phase 2 start-up activity initiated
Expect to enroll by early 2015
Data from healthy volunteer studies at ASH 2014
Natural History Study: 23 sites and >50 patients enrolled
AG-348: Profile
Activator of the PK enzyme
Orally dosed
Corrects underlying metabolic defect in preclinical models

Phase 1
Phase 2 to Late Development
AG-348 Clinical Development Status
Single ascending dose
(SAD) escalation
(Healthy Volunteer Clinical Studies)
Current Status
Potential Future Directions
Study Designs
Multiple ascending dose
(MAD) escalation
Randomized double blind placebo
controlled trials
Single experienced U.S. site
Assess safety, PK and PD
Potential for activation of wild type
PK enzyme and effect on
metabolites
Select dose range for Phase 2
study in PK deficiency patients
Plan to initiate Phase 2 trial in adults
with PK deficiency by early 2015
Development in pediatric patients
based on POC in adults

Phase 2 Study Considerations
Potential Open-label Global (US, EU) Single-Arm Phase 2
End of Treatment
Treatment:
- Dose/Schedule decided by healthy volunteer studies
Clinical endpoints:
- Safety
- Efficacy
• Hemoglobin: stabilization and/or increase
• Transfusion frequency and amount
- Quality of life (endpoints evaluated in NHS)
PK/PD Markers
Screening/Observati
on Period
Hemoglobin Set Point
Transfusion Requirements*
Hemolysis Markers
Reticulocytes
QOL’s
AG-348 Treatment

Potential Regulatory Endpoints for Approval
Key clinical endpoints:
- Reduction in transfusion(s)
- Avoid splenectomy
- Change in hemoglobin
- QOL assessments
PILOT (Phase II) TRIUMPH (Phase III) SHEPHERD (Phase III)
Patient
Enrollment
11 transfusion-
dependent PNH patients
4 transfusions in past
year
87 transfusion-dependent
PNH patients
4 transfusions in past
year
97 transfusion-dependent
PNH patients
1 transfusion in past 2
years, but    3 in past year
Length ~12 week ~26 week 52 week
Primary
and
Secondary
Endpoints
Pharmacokinetics
Evaluated reduction in
incidence of
intravascular hemolysis,
hemoglobinuria and
transfusion requirements
Determine efficacy via
stabilization of hemoglobin
and number of packed
RBCs transfused
Compared transfusion
requirements and LDH
against placebo
Evaluated primary efficacy
endpoints of hemolysis as
determined by LDH
Secondary endpoints:
Fatigue and quality of
life as determined by
survey
Soliris® (Eculizumab) in PNH may provide regulatory precedent

Source: Market Research
AG-348: Potential Benefit Across All of PK Deficiency
Patients
• Patients receiving transfusions
suffer from anemia, poor QOL,
and potentially severe adverse
events
• Although rarely transfused,
underlying hemolytic anemia
causes morbidity
ILLUSTRATIVE
Potential Addressable Population Expansion
All Other Patients with
Poor Quality of Life
Patients with >4
Annual
Transfusions
Patients with >1
Annual Transfusion

Summary
Potential for AG-348 to be first medicine to target underlying defect
PK deficiency is a serious disease with life-long hemolytic anemia
Current therapy is supportive and does not address underlying disease
AG-348 targets mutated enzyme which drives pathogenesis
Natural history and clinical evaluation of AG-348 is underway

Sam Agresta, MD, MPH & TM VP, Head of Clinical Development Pyruvate Kinase-R (PKR) Program Disease Background & Clinical Development Strategy October 15, 2014

October 15, 2014 David Schenkein, M.D., Chief Executive Officer Closing Remarks & Q&A

Clinical Pipeline Progress: Building Momentum
Healthy volunteer data
at ASH 2014
Initiate Ph 2 in PK
deficiency patients by
early 2015
AG - 221
AG - 120 AG - 348
Remaining 2014 Potential Product Milestones
AG - 221
AG - 120
AG - 348
Ph 1 heme data at
EORTC/AACR
(Nov. 19)
Clear POC
Initiated expansion
cohorts
Fast Track & Orphan
Drug Designations in US
Two Phase 1 trials (
IDH1m+ heme and
solid tumors) initiated
and enrolling well
Additional Phase 1
data at ASH 2014
On track to initiate
trial in IDH2m+
solid tumors
2014 Product Milestones Achieved
Completed SAD study;
Met primary endpoint in
SAD & MAD studies